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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2003


                               FASTNET CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


  PENNSYLVANIA                    000-29255                      23-2767197
  -------------------------------------------------------------------------
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On June 12, 2003, FASTNET Corporation (the "Company") received notice from the Nasdaq Listing qualifications Panel of its determination to delist the Company's common stock from the Nasdaq National Market at the opening of trading on June 23, 2003. The Company's press release, dated June 20, 2003, relating to the Nasdaq notification is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statement

             Not applicable.

         (b) Pro Forma Financial Information

             Not applicable.

         (c) Exhibits


         Exhibit No.                Description of Document
         -----------                -----------------------

             99.1                   Press Release dated June 20, 2003.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    FASTNET CORPORATION



                                                    By: /s/ Ward G. Schultz
                                                        ------------------------
                                                        Ward G. Schultz
                                                        Chief Financial Officer


Dated:  June 20, 2003

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